MARKETFIELD FUND (the “Fund”)

a series of Trust for Professional Managers (the “Trust”)

Supplement dated January 6, 2010

to the

Statement of Additional Information of the Fund dated September 28, 2009 (the “SAI”)

TAX MATTERS DURING THE MOST RECENTLY COMPLETED TAX YEAR

During the Fund’s most recently completed taxable year, from June 1, 2009 to December 31, 2009 (the “Short Tax Year”) the Fund was taxable as a C corporation, rather than as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).  The following discussion applies to the Short Tax Year.

The Fund was not subject to the annual distribution requirements applicable to RICs, nor was it subject to the excise taxes that specifically apply to RICs.

The Fund will pay federal income taxes on its federal taxable income at the standard federal corporate income tax rates (up to 35% for 2009).  The Fund will not distinguish, for the purpose of paying federal corporate income taxes, its net capital gains from its net investment income and will owe taxes on such gains and income at the same tax rates.  The Fund will not be permitted to deduct any dividends paid to shareholders in computing its federal taxable income.  To the extent that the Fund failed to make any federal income tax estimated payments, as applicable during the Short Tax Year, the Fund may owe an underpayment penalty and interest.

The Fund may use ordinary losses to offset net capital gains and may also carry-forward and carry-back net operating losses, although such losses may not be carried back to any year that the Fund was taxable as a RIC.

Any distributions from the Fund to shareholders are generally taxable as follows.  First, as ordinary income to the extent of the Fund’s earnings and profits, except that, for noncorporate shareholders, any portion of a Fund distribution designated by the Fund as a “qualified dividend” is eligible for taxation at the rates applicable to long-term capital gains (up to 15% for 2009) if the noncorporate shareholder met certain holding period requirements with respect to his or her Fund shares.  Second, to the extent any distribution exceeds the Fund’s earnings and profits for the Short Tax Year, such distribution is treated as (i) tax free return of capital to the extent of the shareholder’s basis in his or her Fund shares (with a corresponding reduction in basis, but not below zero), with (ii) the remaining balance of  such distribution, if any, taxed as if resulting from the sale or exchange of the shareholder’s underlying Fund shares, which generally results in capital gain for shareholders (either short-term or long-term, depending upon the shareholder’s holding period for the underlying Fund shares).  For corporate shareholders, distributions from the Fund may qualify for the intercorporate dividends-received deduction.

The Advisor anticipates that the Fund will be taxable as a C corporation only in the Short Tax Year and will requalify as a RIC in future tax years.  To requalify as a RIC, the Fund must (i) distribute all accumulated earnings and profits from the Short Tax Year, (ii) elect to be taxed as a RIC, and (iii) must meet the applicable Code requirements regarding the source of its income, diversification of its assets, and the timing of its distributions.  If the Fund failed to requalify as a RIC within the Fund’s next two taxable years (2010 and 2011), but requalified as a RIC in a later tax year, the Fund would be subject to special and complex tax rules that would generally require the Fund to recognize all built-in gains on assets held by the Fund immediately prior to requalifying as a RIC.  Generally, these rules would require the Fund, during the ten year period following the requalification as a RIC, to pay Fund-level corporate income taxes after disposing of any asset that was held by the Fund prior to requalification, although the Fund could elect to recognize all built-in gains (but not losses) upon requalification as a RIC.  For any year that the Fund does not qualify as a RIC, including the Short Tax Year, the Fund will be taxed as a C corporation.

The Fund may continue to make investments that will not produce “good income” for the purposes of qualifying as a RIC under the Code.  While proposed legislation would amend the Code to expand the types of investments producing “good income” for RICs, it is unclear whether such legislation will become effective.  For this and other reasons, there can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

This section is not intended to be a full discussion of the tax laws and the effect of such laws on you.  Furthermore, the provisions of the statutes and regulations on which this section was based are subject to prospective or retroactive change by legislative or administrative action.  This section has only generally addressed federal income taxes and does not address state, foreign or local tax considerations that could affect any particular shareholder.  You are urged to consult your own tax advisor with respect to the tax consequences of investing in the Fund.

Please retain this Supplement with your Prospectus and SAI for reference.